SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                       Pursuant to Section 13 OR 15(d) of
                       the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  October 31, 2007


                               VSE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)


                 0-3676                            54-0649263
        (Commission File Number)         (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                     22303-1499
(Address of Principal Executive Offices)           (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (703) 960-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










VSE CORPORATION

Item 2.02  Results of Operations

Attached hereto as Exhibit 99.1 is a copy of the Registrant's news release dated October 31, 2007 announcing the consolidated financial results for the three and nine months ended September 30, 2007.

Item 9.01  Financial Statements and Exhibits

         (C)  Exhibits

              Exhibit
              Number
              -------
               99.1 News Release, October 31, 2007 entitled "VSE Reports Third Quarter 2007 Results"



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                                 SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  VSE CORPORATION
                                                  (Registrant)



Date:  November 2, 2007                           /s/ T. R. Loftus
                                                  -----------------------------
                                                  T. R. Loftus
                                                  Executive Vice President and
                                                  Chief Financial Officer









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